Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of November 10, 2026, by and among NexGel, Inc., a Delaware corporation (the “Company”), and each of the Persons listed on Exhibit A attached to this Agreement (each, an “Investor” and together, the “Investors”).

WHEREAS, the Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder;

WHEREAS, the Company is pursuing a recapitalization that includes a proposed business combination with Fountainhead Lifesciences and its affiliates (“Fountainhead”), pursuant to which the operating businesses and assets of Fountainhead and its applicable affiliates will be combined with or acquired by the Company through a proposed merger, stock purchase, contribution, reorganization or other business combination pursuant to an agreement and plan of merger or other definitive agreement to be entered into by the Company (the “Merger Agreement”) in exchange for the issuance of shares of Common Stock (the “Merger”) and, upon the consummation of the Merger, the conversion of the convertible promissory notes issued by the Company pursuant to the securities purchase agreements dated April 17, 2026 and May 11, 2026 (the “Notes”);

WHEREAS, the Company desires to sell to the Investors, and each Investor desires to purchase from the Company, severally and not jointly, upon the terms and subject to the conditions stated in this Agreement, (i) shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) warrants to purchase shares of Common Stock, substantially in the form attached hereto as Exhibit B (the “Warrants”);

WHEREAS, if the Merger Closing (as defined below) has not occurred on or before the Outside Date (as defined below), the Shares (as defined below) will be exchanged for Replacement Notes (as defined below) in accordance with Section 2.6, and the Warrants will remain outstanding; and

WHEREAS, the Company has agreed to provide certain registration rights in respect of the Registrable Securities (as defined below) under the Securities Act and applicable state securities laws, as set forth in Section 6.

NOW, THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the Company and each Investor, severally and not jointly, agree as follows:

1. Definitions. As used in this Agreement, the following terms have the following respective meanings.

“Abeyance Shares” has the meaning set forth in Section 2.5.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person.

“Agreement” has the meaning set forth in the preamble.

“Allowed Delay” has the meaning set forth in Section 6.4.

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“Beneficial Ownership Limitation” has the meaning set forth in Section 2.5.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Bylaws” means the Amended and Restated Bylaws of the Company, as in effect on the date hereof and on the Closing Date.

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, as amended and in effect on the date hereof and on the Closing Date.

“Claims” has the meaning set forth in Section 6.10(a).

“Closing” has the meanings set forth in Section 2.2.

“Closing Date” means the date on which the Closing occurs.

“Common Stock” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the preamble.

“DGCL” means the Delaware General Corporation Law, as amended.

“Disclosure Document” has the meaning set forth in Section 5.2.

“Disqualification Event” has the meaning set forth in Section 3.24.

“Effectiveness Period” has the meaning set forth in Section 6.2.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Cap” means the maximum number of shares of Common Stock that may be issued under the Transaction Agreements (a) to any Investor, together with its Affiliates and any other Person whose ownership would be aggregated with such Investor’s under the rules of Nasdaq, without such Investor acquiring, or having the right to acquire, 20% or more of the outstanding Common Stock or voting power of the Company within the meaning of Nasdaq Listing Rule 5635(b), and (b) in the aggregate, without stockholder approval under Nasdaq Listing Rule 5635(d), in each case as determined by the Company in good faith on the basis of the rules and interpretations of Nasdaq. The Exchange Cap shall be determined on an aggregated basis with issuances under the Note Amendment Documents to the extent required by Nasdaq.

“Exchange Date” has the meaning set forth in Section 2.6.

“FDA” means the U.S. Food and Drug Administration.

“Filing Deadline” has the meaning set forth in Section 6.1.

“Financial Statements” has the meaning set forth in Section 3.8.

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“Fountainhead” has the meaning set forth in the recitals.

“Fountainhead Contribution” has the same meaning as “Merger”.

“Fundamental Representations” means the representations and warranties made by the Company in Sections 3.1 (Organization and Power), 3.2 (Capitalization), 3.4 (Authorization), 3.5 (Valid Issuance), 3.6 (No Conflict), 3.7 (Consents), 3.8 (SEC Filings; Financial Statements), 3.18 (Nasdaq), 3.21 (Investment Company Act), 3.22 (General Solicitation; No Integration), 3.23 (Brokers and Finders), 3.24 (No Disqualification Events) and 3.25 (No Additional Agreements; Equal Treatment).

“GAAP” has the meaning set forth in Section 3.8.

“Governmental Authorizations” has the meaning set forth in Section 3.11.

“Holder” means a holder of Notes, whether or not an Investor.

“Indemnified Person” has the meaning set forth in Section 5.11.

“Intellectual Property” has the meaning set forth in Section 3.12.

“Investor” and “Investors” have the meanings set forth in the preamble.

“Majority in Interest of the Investors” means, at any time, Investors whose Purchase Amounts set forth on Exhibit A and actually funded by such Investors as of such time represent a majority of the aggregate Purchase Amounts set forth on Exhibit A and actually funded by all Investors as of such time.

“Material Adverse Effect” means any change, event, circumstance, development, condition, occurrence or effect that, individually or in the aggregate, (a) is or would reasonably be expected to be materially adverse to the business, financial condition, properties, assets, liabilities or results of operations of the Company and its Subsidiaries, taken as a whole, or (b) materially impairs the ability of the Company to perform its obligations under the Transaction Agreements; provided that none of the following shall constitute, or be taken into account in determining whether there has been, a Material Adverse Effect: (i) matters disclosed in the SEC Reports or the Note Amendment Documents, including the Company’s financial condition, the going-concern qualification in the Financial Statements and the existing and potential Events of Default (as defined in the Notes) identified in the Note Amendment Documents, and (ii) trends and conditions known to the Investors as of the date hereof.

“Merger” and “Merger Agreement” have the meanings set forth in the recitals.

“Merger Closing” means the consummation of the Merger.

“Minimum Amount” means $1,000,000.

“Nasdaq” means The Nasdaq Stock Market LLC.

“Note Amendment Documents” means the amendment, consent, waiver, forbearance and conversion documents executed or to be executed by the Company and the Holders in respect of the Notes in connection with the Merger.

“Notes” has the meaning set forth in the recitals.

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“Outside Date” means March 31, 2027, as such date may be extended (a) once, by the Company by written notice to the Investors, by up to sixty (60) days and (b) automatically, for so long as any stockholder or Nasdaq approval required for the Merger or the conversion of the Notes remains pending; provided that any extension of the outside date for the conversion of the Notes under the Note Amendment Documents that is approved by a Majority in Interest of the Investors shall apply to this Agreement.

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity or organization.

“Principal Market” means The Nasdaq Capital Market or, if the Common Stock is not then listed on The Nasdaq Capital Market, any other national securities exchange on which the Common Stock is then listed, together with any successor thereto.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Purchase Amount” means, for each Investor, the aggregate purchase price payable by such Investor for its Shares and Warrants at the applicable Closing, as set forth opposite such Investor’s name on Exhibit A.

“Purchase Price” means $5.50 per Share, giving effect to the Reverse Split.

“Registrable Securities” means (a) the Shares, (b) the Warrant Shares, (c) the shares of Common Stock issued or issuable upon conversion of, or as payment of interest on, the Replacement Notes, and (d) any shares of Common Stock issued or issuable with respect to the foregoing as a result of any stock split or subdivision, stock dividend, recapitalization, exchange or similar event; provided that a security shall cease to be a Registrable Security upon the earliest of (i) its sale pursuant to an effective Registration Statement, (ii) its sale pursuant to Rule 144 and (iii) the date on which it may be sold by the holder thereof without volume or manner-of-sale restrictions under Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

“Registration Expenses” means all expenses incurred by the Company in effecting any registration pursuant to Section 6, including all registration, qualification, listing and filing fees, printing expenses, fees and expenses of counsel and independent accountants for the Company and expenses of complying with state securities or “blue sky” laws, but excluding Selling Expenses and the fees and expenses of counsel to the Investors.

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the Securities Act that registers the resale of Registrable Securities, including the related Prospectus and all amendments and supplements to such registration statement (including pre- and post-effective amendments), all exhibits thereto and all material incorporated by reference therein.

“Registration Trigger Date” means the earlier of (a) the date of the Merger Closing and (b) the Exchange Date.

“Replacement Note” and “Replacement Notes” have the meanings set forth in Section 2.6.

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“Reverse Split” means the 1-for-20 reverse stock split of the Common Stock effected by the Company on October 12, 2026.

“Rule 144” means Rule 144 promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Reports” means (a) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 31, 2026, as amended by Amendment No. 1 thereto filed with the SEC on April 30, 2026, and (b) each Quarterly Report on Form 10-Q, Current Report on Form 8-K, proxy statement and registration statement filed by the Company with the SEC after January 1, 2026 and prior to the date hereof, together in each case with any documents incorporated by reference therein or exhibits thereto.

“Securities” means the Shares, the Warrants, the Warrant Shares and, following the Exchange Date, the Replacement Notes and the shares of Common Stock issuable thereunder.

“Securities Act” has the meaning set forth in the recitals.

“Selling Expenses” means all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities by an Investor.

“Shares” means the shares of Common Stock purchased by the Investors under this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements, in each case solely to the extent it has the same economic effect as a “short sale” (as so defined).

“Special Committee” means the special committee of independent directors of the Board of Directors established in connection with the Merger.

“Stockholder Approval” means the approval by the stockholders of the Company, in accordance with the DGCL, the Certificate of Incorporation, the Bylaws and the applicable rules of Nasdaq (including Nasdaq Listing Rules 5635(b), 5635(c) and 5635(d)), of the issuance of Shares, Warrant Shares and shares of Common Stock issuable under the Replacement Notes (if issued) in excess of the Exchange Cap.

“Subsidiaries” has the meaning set forth in Section 3.1.

“Suspension Event” has the meaning set forth in Section 6.6.

“Tax” or “Taxes” means any and all federal, state, local and foreign taxes, levies, fees, imposts, duties and charges of whatever kind (including any interest, penalties or additions imposed in connection therewith), whether or not imposed on the Company or its Subsidiaries.

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“Tax Returns” means returns, reports, information statements and other documentation filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment or collection of any Tax.

“Target Amount” means $5,000,000.

“Trading Day” means any day on which the Principal Market is open for trading.

“Transaction Agreements” means this Agreement, the Warrants, the Replacement Notes (if issued) and any other documents or agreements explicitly contemplated hereunder.

“Transfer Agent” means Continental Stock Transfer & Trust Company, or such other financial institution that provides transfer agent services for the Common Stock as the Company may engage from time to time.

“Warrants” has the meaning set forth in the recitals.

“Warrant Shares” means the shares of Common Stock issuable upon the exercise of the Warrants.

2. Purchase and Sale of Securities.

2.1 Purchase and Sale. At the Closing, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and each Investor participating in such Closing, severally and not jointly, agrees to purchase, (a) the number of Shares equal to the quotient obtained by dividing such Investor’s Purchase Amount by the Purchase Price, rounded up to the nearest whole Share, and (b) a Warrant to purchase a number of Warrant Shares equal to the number of Shares purchased by such Investor at such Closing, representing 100% warrant coverage, at an exercise price of $10.00 per Warrant Share (giving effect to the Reverse Split). The Shares and the Warrants are being sold together as a unit, and no separate consideration is payable for the Warrants.

2.2 Closing. Subject to the satisfaction or waiver of the conditions set forth in Section 7, the closing of the purchase and sale of Shares and Warrants (the “Closing” and the date on which the Closing occurs, the “Closing Date”) shall occur remotely via the exchange of executed documents and funds on the later of (a) the second (2nd) Business Day following the date hereof and (b) the first Business Day on which the Company may issue the Shares in compliance with Nasdaq Listing Rule 5250(e)(2), or at such other time as the Company and a Majority in Interest of the Investors may agree; provided that the Company shall not be obligated to consummate the Closing unless the aggregate Purchase Amounts to be funded at the Closing equal at least the Minimum Amount. At least one (1) Business Day prior to the Closing Date, the Company shall deliver written notice to each Investor of the anticipated Closing Date and the wire instructions for payment of the Purchase Amounts. On or prior to the Closing Date, each Investor participating in the Closing shall pay its Purchase Amount to the Company by wire transfer of immediately available funds in accordance with such instructions. If an Investor has funded its Purchase Amount and the applicable Closing does not occur within two (2) Business Days thereafter, the Company shall, whether or not this Agreement has been terminated, return such funds to such Investor without interest or deduction within one (1) Business Day thereafter, without prejudice to the obligations of the parties to consummate such Closing in accordance with this Agreement.

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2.3 Deliveries at Closing. At the Closing, (a) the Company shall deliver to each participating Investor (i) evidence of the issuance of such Investor’s Shares (other than any Abeyance Shares) in book-entry form in the name of such Investor or its designee on the records of the Transfer Agent, (ii) a Warrant registered in the name of such Investor and (iii) the certificates and other documents required to be delivered pursuant to Section 7.1; and (b) each participating Investor shall deliver to the Company its Purchase Amount. If an Investor fails to fund its Purchase Amount at the applicable Closing, the Company may, without limiting its other remedies, reallocate such Investor’s Shares and Warrants to other Investors, and such Investor shall forfeit its rights under this Agreement.

2.4 Exchange Cap; Beneficial Ownership Limitation. Unless and until Stockholder Approval is obtained, the Company shall not issue Shares or Warrant Shares in excess of the Exchange Cap. The Company has determined that, as of the date hereof, the Exchange Cap does not limit the issuance of any Shares or Warrant Shares other than as set forth on Exhibit A. No Shares shall be issued to an Investor to the extent that, after giving effect to such issuance, such Investor (together with its Affiliates and any other Persons whose beneficial ownership would be aggregated with such Investor’s for purposes of Section 13(d) of the Exchange Act) would beneficially own in excess of 4.99% (or, if so elected by such Investor on its signature page, 9.99%) of the outstanding Common Stock (the “Beneficial Ownership Limitation”); an Investor may increase its Beneficial Ownership Limitation to any percentage not exceeding 9.99% upon sixty-one (61) days’ prior written notice to the Company. The Beneficial Ownership Limitation elected by an Investor on its signature page shall also be the initial Maximum Percentage (as defined in the Warrants) under such Investor’s Warrant. Any Shares that cannot be issued at the Closing by reason of the Exchange Cap or the Beneficial Ownership Limitation (“Abeyance Shares”) shall be deemed purchased and paid for at such Closing. At the Company’s election, Shares that cannot be issued by reason of the Exchange Cap may instead be issued as pre-funded warrants or convertible preferred stock, or held in abeyance for the benefit of the applicable Investor. Any Abeyance Shares shall be issued, without further consideration, within two (2) Trading Days after (i) in the case of Shares withheld by reason of the Exchange Cap, the receipt of Stockholder Approval, (ii) in the case of Shares withheld by reason of the Beneficial Ownership Limitation, the Company’s receipt of written notice from the applicable Investor that such issuance would not cause it to exceed the Beneficial Ownership Limitation, and (iii) in the case of Shares withheld for both reasons, the later of the foregoing. An Investor shall have the right to receive its Abeyance Shares, and the Company’s obligation to issue them shall be absolute, subject only to the receipt of Stockholder Approval (if applicable), the Beneficial Ownership Limitation and Section 2.6. In no event shall the Company settle any Abeyance Shares or any Shares withheld by reason of the Exchange Cap in cash.

2.5 Contingent Exchange of Shares for Replacement Notes. If the Merger Closing has not occurred on or before the Outside Date (as such date may be extended in accordance with its terms or by mutual agreement), then, on the fifth (5th) Business Day following the Outside Date (the “Exchange Date”), automatically and without any further action by the Company or any Investor, all of the Shares (including any Abeyance Shares) purchased by each Investor shall be cancelled and exchanged, pursuant to Section 3(a)(9) of the Securities Act, for an unsecured convertible promissory note of the Company (each, a “Replacement Note”) in a principal amount equal to the aggregate Purchase Amount actually paid by such Investor for such Shares. Each Replacement Note shall be substantially in the form attached hereto as Exhibit E, and shall (i) be dated the Exchange Date and mature twenty-four (24) months thereafter, (ii) bear interest at 10% per annum from the Exchange Date, without default interest or acceleration premium, (iii) be convertible at a conversion price of $5.50 per share (giving effect to the Reverse Split), subject to adjustment provisions equivalent to those of the Notes, (iv) be unsecured and rank pari passu with the Notes in right of payment and in conversion, default and enforcement rights, (v) be subject to the Beneficial Ownership Limitation elected by the applicable Investor and to the Exchange Cap on the terms of Section 2.5, and (vi) contain no term more favorable to the holder than the Notes as so amended, except as expressly approved by the Company. On the Exchange Date, the Company shall issue and deliver a Replacement Note to each Investor and shall instruct the Transfer Agent to cancel the Shares, and each Investor shall deliver such instruments of transfer and other documents as the Company may reasonably request to evidence the cancellation; the exchange shall be effective on the Exchange Date whether or not any such instruments are delivered, and the Shares shall thereupon cease to be outstanding for all purposes. If and to the extent the Board of Directors determines in good faith that the cancellation of any Shares on the Exchange Date would violate Section 160 of the DGCL or other applicable law, (i) such Shares shall remain outstanding, (ii) the Company shall nonetheless issue to the applicable Investor a Replacement Note in the full principal amount described above, (iii) such Investor shall deliver such Shares to the Company for cancellation, without additional consideration, on the first date on which such cancellation is permitted and (iv) such Investor shall not transfer or vote such Shares pending their cancellation. The Warrants shall not be affected by the exchange and shall remain outstanding in accordance with their terms. From the applicable Closing Date until the earlier of the Merger Closing and the Exchange Date, no Investor shall sell, transfer, pledge, hypothecate or otherwise dispose of any Shares, other than to an Affiliate that agrees in writing to be bound by this Agreement, and the Shares shall bear a legend to that effect in addition to the legend set forth in Section 4.6; the Company shall cause the Transfer Agent to remove such legend within two (2) Trading Days after request following the Merger Closing. The parties intend that, for purposes of Rule 144(d)(3)(ii), the Replacement Notes issued in exchange for issued and outstanding Shares, and the shares of Common Stock issuable thereunder, shall be deemed to have been acquired on the applicable Closing Date; the Company makes no representation as to the Rule 144 holding period of Replacement Notes issued in respect of Abeyance Shares.

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2.6 Pro Rata and Oversubscription Mechanics. “Required New Financing Commitment” means, for each Holder, such Holder’s pro rata share, based on the principal amount of such Holder’s Notes relative to the aggregate principal amount of all outstanding Notes, of the Target Amount. Each Holder’s basic pro rata subscription right (its “Basic Pro Rata Right”) is equal to its Required New Financing Commitment. Each Holder may elect to fund all, part or none of its Required New Financing Commitment, and funding is optional and is not a condition to conversion of the Notes; provided that such Holder shall retain its Existing Note Warrants only if it timely funds an aggregate Purchase Amount equal to or greater than its “Full Required New Financing Commitment,” which means its Required New Financing Commitment. Funding less than its Full Required New Financing Commitment shall not entitle such Holder to retain any Existing Note Warrants. For purposes of this Section 2.7, “Existing Note Warrants” means the warrants issued together with such Holder’s Notes. A Holder may request an amount in excess of its Basic Pro Rata Right (an “Oversubscription Request”), but Oversubscription Requests shall be allocated only after all timely basic elections have been satisfied and then pro rata among requesting Holders. The Company may accept subscriptions in excess of the Target Amount and admit Persons who are not Holders only after honoring the Basic Pro Rata Rights of the Holders. Funding of any elected subscription, including any Oversubscription Request, shall be due on or before the Closing Date. If a Holder fails to timely fund any elected subscription, such Holder shall forfeit its applicable subscription, Oversubscription Request and other financing-related rights, including any right to retain Existing Note Warrants, and the Company may reallocate the unfunded amount to other Investors or Persons admitted as Investors in accordance with this Section 2.7.

3. Representations and Warranties of the Company. Except as set forth in the SEC Reports or the Note Amendment Documents (excluding any risk factor disclosure or “forward-looking statements” disclaimer, other than specific factual information contained therein), and provided that the Fundamental Representations are not so qualified, the Company hereby represents and warrants to each of the Investors that the statements contained in this Section 3 are true and correct as of the date of this Agreement and as of the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date):

3.1 Organization and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted and as described in the SEC Reports, and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect. Each subsidiary of the Company (collectively, the “Subsidiaries”) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to carry on its business as now conducted and to own or lease its properties, except where the failure to be so organized, existing or in good standing or to have such power and authority would not reasonably be expected to have a Material Adverse Effect. The Company’s Subsidiaries are listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K included in the SEC Reports.

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3.2 Capitalization. The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.001 per share, of which [536,112] shares of Common Stock and no shares of preferred stock were issued and outstanding as of October [16], 2026, after giving effect to the Reverse Split. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable, were issued in compliance in all material respects with applicable federal and state securities laws, and were not issued in violation of any preemptive or similar rights that have not been waived. Except for the Notes, the warrants issued together with the Notes, the Company’s other outstanding warrants and equity awards described in the SEC Reports, and the Securities, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock of the Company or any Subsidiary. There are no securities or instruments issued by or to which the Company is a party containing anti-dilution, rights of first refusal, rights of participation, most-favored-nation or similar provisions that will be triggered by the issuance of the Securities, other than such provisions of the Notes and the related securities purchase agreements, which have been waived with respect to the issuance of the Securities as provided in the Note Amendment Documents.

3.3 Registration Rights. Except as set forth in the Transaction Agreements, the Merger Agreement, the registration rights agreements relating to the Notes and the other agreements described in the SEC Reports, the Company is not under any obligation, and has not granted any rights, to register under the Securities Act any of the Company’s presently outstanding securities or any of its securities that may hereafter be issued, other than such rights and obligations that have expired or been satisfied or waived.

3.4 Authorization. The Company has all requisite corporate power and authority to enter into the Transaction Agreements and to carry out and perform its obligations thereunder, including the issuance and sale of the Securities. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of the Transaction Agreements, the issuance of the Securities and the reservation of the Warrant Shares has been taken, including the approval of the Board of Directors (or a duly authorized committee thereof), other than Stockholder Approval in respect of any Shares and Warrant Shares in excess of the Exchange Cap. The participation as an Investor of each director and executive officer of the Company has been approved by the Special Committee. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by each Investor, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

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3.5 Valid Issuance. The Shares and the Warrants have been duly authorized and, upon issuance against payment of the Purchase Amount in accordance with this Agreement, will be validly issued, fully paid and non-assessable and free and clear of all liens and restrictions (other than restrictions on transfer under applicable securities laws or the Transaction Agreements). The Warrant Shares have been duly authorized and reserved for issuance and, upon issuance in accordance with the Warrants against payment of the exercise price therefor, will be validly issued, fully paid and non-assessable and free and clear of all liens and restrictions (other than restrictions on transfer under applicable securities laws). Subject to the accuracy of the representations and warranties of the Investors in Section 4, the offer, issuance and sale of the Securities are exempt from the registration requirements of the Securities Act and applicable state securities laws. The Purchase Price was not less than the “Minimum Price” (as defined in Nasdaq Listing Rule 5635(d)) of the Common Stock as of November [●], 2026. The Company has determined that the participation as Investors of its directors and executive officers complies with Nasdaq Listing Rule 5635(c).

3.6 No Conflict. The execution, delivery and performance of the Transaction Agreements by the Company, the issuance and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Agreements do not and will not (a) violate any provision of the Certificate of Incorporation or the Bylaws, (b) conflict with, result in a breach or violation of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation under, any agreement or instrument to which the Company or any Subsidiary is a party or by which any of their respective properties or assets is bound, including the Notes and the agreements relating thereto (after giving effect to the waivers and consents set forth in the Note Amendment Documents), or (c) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company or any Subsidiary (including the listing rules of Nasdaq, subject to obtaining Stockholder Approval for any issuances in excess of the Exchange Cap), except, in the case of clauses (b) and (c), as would not reasonably be expected to have a Material Adverse Effect.

3.7 Consents. No consent, approval, authorization, order of, or filing or registration with, any court, governmental agency or body, stock exchange or other Person is required in connection with the execution, delivery and performance by the Company of the Transaction Agreements or the issuance and sale of the Securities, other than (a) the filing of the Disclosure Document and a Form D with the SEC and any filings required under applicable state securities laws, each of which will be made on a timely basis, (b) the notification to Nasdaq of the listing of additional shares in respect of the Shares, the Warrant Shares and the shares of Common Stock issuable under the Replacement Notes (if issued), (c) Stockholder Approval in respect of any issuances in excess of the Exchange Cap, (d) the filing of the Registration Statement and (e) the consents and waivers of the Holders set forth in the Note Amendment Documents, which have been obtained from Holders holding the percentage of the outstanding principal amount of the Notes required under the Notes to bind all Holders.

3.8 SEC Filings; Financial Statements.

(a) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Exchange Act during the twelve (12) months preceding the date hereof, within the time periods prescribed therefor (including any extension under Rule 12b-25) or, if not so filed, has subsequently filed such documents, except as disclosed in the SEC Reports. As of their respective filing dates (or, if amended or superseded by a later filing prior to the date hereof, as of the date of such later filing), the SEC Reports complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company is not, and has never been, an issuer identified in Rule 144(i)(1) under the Securities Act.

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(b) The consolidated financial statements of the Company included in the SEC Reports (together with the related schedules and notes thereto, the “Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing, have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except as may be otherwise specified therein and except that unaudited financial statements may not contain all footnotes required by GAAP and are subject to normal year-end adjustments) and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the results of their operations and cash flows for the periods specified. The Investors acknowledge that the report of the Company’s independent registered public accounting firm on the Financial Statements for the fiscal year ended December 31, 2025 contains an explanatory paragraph regarding the Company’s ability to continue as a going concern.

3.9 Absence of Certain Changes. Since June 30, 2026, except as disclosed in the SEC Reports or the Note Amendment Documents and except for the transactions contemplated by the Transaction Agreements and the Note Amendment Documents, (a) there has been no event or condition that has had or would reasonably be expected to have a Material Adverse Effect, (b) the Company has not incurred any material liabilities other than in the ordinary course of business, (c) the Company has not declared or paid any dividend or distribution on its capital stock and (d) the Company has not materially altered its method of accounting.

3.10 Absence of Litigation. Except as disclosed in the SEC Reports, there is no action, suit, proceeding, arbitration, claim or investigation pending or, to the Company’s knowledge, threatened against the Company or any Subsidiary that (a) adversely affects or challenges the legality, validity or enforceability of the Transaction Agreements or the Securities or (b) would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the Company’s knowledge, any director or officer thereof, is or has been within the last five (5) years the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

3.11 Compliance with Law; Permits. Neither the Company nor any Subsidiary is in violation of, or has received any written notice of violation with respect to, any law, statute, ordinance, rule or regulation of any governmental authority, except for violations that would not reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries possess all licenses, permits, registrations, clearances and other authorizations (“Governmental Authorizations”) necessary for the operation of their businesses as currently conducted, including all registrations, listings and clearances required by the FDA for the manufacture and marketing of their products, except where the failure to possess such Governmental Authorizations would not reasonably be expected to have a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect, (a) the Company and its Subsidiaries are in compliance with the Federal Food, Drug, and Cosmetic Act and the regulations of the FDA and comparable governmental authorities applicable to their products and manufacturing facilities, (b) neither the Company nor any Subsidiary has received any FDA Form 483, warning letter, untitled letter or other written notice alleging material non-compliance with such laws, and (c) no product of the Company or any Subsidiary has been the subject of any recall, field correction, market withdrawal or safety alert.

3.12 Intellectual Property. The Company and its Subsidiaries own, or have valid rights to use, all patents, patent applications, trademarks, trade names, copyrights, trade secrets, know-how and other intellectual property necessary for the conduct of their respective businesses as currently conducted (collectively, “Intellectual Property”), except where the failure to own or have such rights would not reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, (a) the conduct of the businesses of the Company and its Subsidiaries does not infringe, misappropriate or otherwise violate the intellectual property rights of any Person, and (b) no Person is infringing, misappropriating or otherwise violating any Intellectual Property, except in each case as would not reasonably be expected to have a Material Adverse Effect. No action, suit or proceeding is pending or, to the Company’s knowledge, threatened challenging the Company’s or any Subsidiary’s rights in any Intellectual Property or alleging that the Company or any Subsidiary infringes the intellectual property rights of any Person, except as would not reasonably be expected to have a Material Adverse Effect.

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3.13 Employee Matters. The Company and its Subsidiaries are in compliance with all applicable laws relating to employment, employee benefits, labor and wages, except for failures to comply that would not reasonably be expected to have a Material Adverse Effect. No labor dispute, strike or work stoppage against the Company or any Subsidiary is pending or, to the Company’s knowledge, threatened.

3.14 Taxes. The Company and its Subsidiaries have filed all Tax Returns required to have been filed by them (or have obtained extensions therefor) and have paid all Taxes required to have been paid by them, except for Taxes being contested in good faith and except where the failure to file such Tax Returns or pay such Taxes would not reasonably be expected to have a Material Adverse Effect. No audit or other proceeding with respect to a material amount of Taxes of the Company or any Subsidiary is pending or, to the Company’s knowledge, threatened in writing.

3.15 Environmental Laws. The Company and its Subsidiaries are in compliance with all applicable laws relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, and possess all permits required thereunder for the conduct of their businesses, except where the failure to so comply or possess such permits would not reasonably be expected to have a Material Adverse Effect.

3.16 Title; Real Property. Each of the Company and its Subsidiaries has good and marketable title to all real and personal property owned by it that is material to its business, free and clear of all liens, encumbrances and defects, except for liens disclosed in the SEC Reports and such as do not materially affect the value of such property or materially interfere with its use. Any real property and buildings held under lease by the Company or any Subsidiary are held under valid and enforceable leases, with such exceptions as would not reasonably be expected to have a Material Adverse Effect.

3.17 Insurance. The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes are prudent and customary for comparably situated companies, and each such policy is in full force and effect.

3.18 Nasdaq. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on The Nasdaq Capital Market under the symbol “NXGL.” Except as disclosed in the SEC Reports (including the deficiency letter received from Nasdaq on April 22, 2026 regarding the minimum bid price requirement of Nasdaq Listing Rule 5550(a)(2)), the Company is in compliance with the continued listing requirements of Nasdaq, and the Company has not received any written notice from Nasdaq or the SEC of any proceeding to delist the Common Stock or deregister the Common Stock under the Exchange Act. The Company has taken no action designed to, or that would reasonably be expected to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from Nasdaq.

3.19 Sarbanes-Oxley; Internal Controls. Except as disclosed in the SEC Reports (including the material weaknesses in internal control over financial reporting described therein), the Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder, maintains a system of internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP, and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) designed to ensure that information required to be disclosed by the Company in its Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC.

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3.20 Price Stabilization. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that would reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock in connection with the offer and sale of the Securities.

3.21 Investment Company Act. The Company is not, and immediately after receipt of payment for the Securities will not be, an “investment company” within the meaning of the U.S. Investment Company Act of 1940, as amended.

3.22 General Solicitation; No Integration. Neither the Company nor any Person acting on its behalf has engaged in any general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities. Neither the Company nor any of its Affiliates, nor any Person acting on their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer and sale of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or the rules of Nasdaq, or that would otherwise require registration of the Securities under the Securities Act or stockholder approval of the issuance of the Securities under the rules of Nasdaq (other than Stockholder Approval in respect of issuances in excess of the Exchange Cap).

3.23 Brokers and Finders. Other than Alere Financial Partners (A division of Cova Capital Partners, LLC) , no placement agent, broker, finder or other Person is entitled to any fee or commission from the Company or any Investor in connection with the transactions contemplated by this Agreement, and neither the Company nor any Person acting on its behalf has paid or will pay, directly or indirectly, any other remuneration to any Person for solicitation of purchasers of the Securities.

3.24 No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer or other officer of the Company participating in the offering, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities (calculated on the basis of voting power), or any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e).

3.25 No Additional Agreements; Equal Treatment. There are no agreements or understandings between the Company and any Investor with respect to the transactions contemplated by the Transaction Agreements other than as specified in the Transaction Agreements and the Note Amendment Documents. The terms of the financing contemplated by this Agreement have been offered to all Holders on the same terms, and the Company has not offered any fee, side payment or other consideration to any Holder in connection with the Note Amendment Documents or this Agreement.

3.26 Anti-Corruption; Sanctions. Neither the Company nor any Subsidiary, nor, to the Company’s knowledge, any director, officer, employee or agent thereof, (a) has violated the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-corruption or anti-money laundering law, or (b) is a Person that is, or is owned or controlled by a Person that is, the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union or His Majesty’s Treasury. The Company will not use the proceeds of the sale of the Securities in violation of any such law or sanctions.

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3.27 Cybersecurity and Data Privacy. Except as would not reasonably be expected to have a Material Adverse Effect, (a) the information technology systems used by the Company and its Subsidiaries are adequate for the operation of their businesses as currently conducted and, to the Company’s knowledge, have not been subject to any security breach or unauthorized access, and (b) the Company and its Subsidiaries are in compliance with all applicable laws and their own policies relating to the privacy and security of personal data.

3.28 Transactions with Affiliates. Except as disclosed in the SEC Reports or the Note Amendment Documents, no relationship, direct or indirect, exists between the Company or any Subsidiary, on the one hand, and any director, officer, stockholder, customer or supplier of the Company, on the other hand, that is required to be described in the SEC Reports and is not so described.

3.29 Disclosure. The Company confirms that neither it nor any Person acting on its behalf has provided any Investor or its agents or counsel with any information that constitutes material non-public information, other than the existence and terms of the Transaction Agreements and the Note Amendment Documents and the transactions contemplated thereby, all of which will be disclosed in the Disclosure Document. The Company understands and confirms that the Investors will rely on the foregoing representation in effecting transactions in securities of the Company.

4. Representations and Warranties of Each Investor. Each Investor, severally for itself and not jointly with any other Investor, represents and warrants to the Company that the statements contained in this Section 4 are true and correct as of the date hereof and as of the Closing Date on which it purchases Securities:

4.1 Organization; Authorization. If an entity, such Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Such Investor has all requisite power and authority (and, if an individual, the legal capacity) to enter into the Transaction Agreements to which it is a party and to perform its obligations thereunder, and all action on the part of such Investor necessary for the authorization, execution, delivery and performance of such Transaction Agreements has been taken. This Agreement constitutes a legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

4.2 No Conflicts. The execution, delivery and performance by such Investor of the Transaction Agreements to which it is a party and the purchase of the Securities do not and will not conflict with or result in a violation of or default under (a) such Investor’s organizational documents, if applicable, or (b) any agreement, instrument, law, rule, regulation, order or judgment applicable to such Investor, except, in the case of clause (b), as would not reasonably be expected to materially impair such Investor’s ability to perform its obligations under the Transaction Agreements.

4.3 Accredited Investor. Such Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act and was not organized for the specific purpose of acquiring the Securities. Such Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of such investment, including a complete loss thereof.

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4.4 Investment Intent. Such Investor is acquiring the Securities for its own account (or for the account of investment accounts over which it has full investment discretion) and not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act, without prejudice, subject to Section 2.6, to such Investor’s right at all times to sell or otherwise dispose of all or any part of the Securities in compliance with applicable securities laws. Such Investor has no present arrangement to sell the Securities to or through any Person.

4.5 Access to Information; Independent Decision. Such Investor has had the opportunity to review the SEC Reports and the Note Amendment Documents and to ask questions of and receive answers from the Company regarding the Company, its business and the terms of the Securities. Such Investor acknowledges that (a) it is aware of the Company’s financial condition, the going-concern qualification in the Financial Statements, the existing and potential Events of Default (as defined in the Notes) identified in the Note Amendment Documents and the risk factors set forth in the SEC Reports, (b) the Merger Closing may not occur, in which case the Shares will be exchanged for Replacement Notes in accordance with Section 2.6, and (c) nothing in the Transaction Agreements or any other materials presented by or on behalf of the Company constitutes legal, tax or investment advice. Such Investor has made its own independent investment decision and has relied solely on its own investigation, the SEC Reports and the representations and warranties of the Company set forth in this Agreement; such investigation shall not limit such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.

4.6 Restricted Securities; Legends. Such Investor understands that the Securities have not been registered under the Securities Act or any state securities laws, are being offered and sold in reliance on exemptions from such registration, are “restricted securities” under Rule 144 and may not be offered, sold, pledged or otherwise transferred except pursuant to an effective registration statement or an available exemption from registration and in compliance with applicable state securities laws. Such Investor understands that the Securities (and any book-entry notations or certificates evidencing them) will bear a legend in substantially the following form (subject, in the case of the Shares, to Section 2.6), together with any other legend required by this Agreement or applicable law:

“THE OFFER AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE TO WHICH THIS CONFIRMATION RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY AND ITS TRANSFER AGENT SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND THE TRANSFER AGENT THAT SUCH REGISTRATION IS NOT REQUIRED. NOTWITHSTANDING THE FOREGOING, (I) THE SECURITIES MAY BE TRANSFERRED WITHOUT CONSIDERATION TO AN AFFILIATE OF SUCH HOLDER OR A CUSTODIAL NOMINEE AND (II) THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

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4.7 No General Solicitation. Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the internet, or presented at any seminar or other general solicitation or general advertisement. Such Investor became aware of the offering of the Securities solely through its substantive, pre-existing relationship with the Company as a Holder or otherwise, and not as a result of the press release or Current Report on Form 8-K referred to in Section 5.2.

4.8 Certain Trading Activities; Confidentiality. Other than consummating the transactions contemplated hereby, such Investor has not, nor has any Person acting on its behalf or pursuant to any understanding with it, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing at the time such Investor was first contacted by the Company regarding the transactions contemplated hereby and ending immediately prior to the execution of this Agreement. Such Investor shall not, and shall cause its Affiliates not to, execute any purchases or sales, including Short Sales, of securities of the Company from the execution of this Agreement until the Disclosure Document has been filed. Such Investor has maintained the confidentiality of all disclosures made to it in connection with the transactions contemplated hereby (including the existence and terms of such transactions), other than to its advisors and representatives who need to know such information.

4.9 No Group; Independent Investors. Such Investor is not acting, and has not agreed to act, together with any other Investor or other Person as a “group” within the meaning of Section 13(d)(3) of the Exchange Act with respect to the acquisition, disposition or voting of any securities of the Company. The decision of such Investor to purchase the Securities has been made independently of any other Investor.

4.10 Disqualification Event. If such Investor is a Person described in Rule 506(d)(1) under the Securities Act, no Disqualification Event is applicable to such Investor or any of its Rule 506(d) related parties, except for a Disqualification Event covered by Rule 506(d)(2)(ii) or (iii) or (d)(3). Such Investor shall promptly notify the Company in writing if a Disqualification Event becomes applicable to it or any of its Rule 506(d) related parties.

4.11 Brokers. Such Investor has not retained or been represented by any broker, finder or placement agent in connection with the transactions contemplated by this Agreement whose fees the Company would be required to pay.

4.12 Residency. Such Investor’s residence (if an individual) or principal place of business (if an entity) is located at the address set forth opposite such Investor’s name on Exhibit A.

5. Covenants.

5.1 Further Assurances. Each party shall execute and deliver such further instruments and take such further actions as any other party may reasonably request in order to carry out the intent and purposes of this Agreement. Prior to the Closing, each Investor shall promptly notify the Company, and the Company shall promptly notify each Investor, if any of its representations and warranties in Section 4 or Section 3, respectively, ceases to be accurate in any material respect.

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5.2 Disclosure of Transactions. The Company shall, by 9:00 a.m., New York City time, on the first (1st) Business Day following the date hereof, issue a press release that complies with Rule 135c under the Securities Act and, within the time required by Form 8-K, file with the SEC a Current Report on Form 8-K (or an amendment to any Current Report on Form 8-K previously filed with respect to the transactions contemplated hereby) (including all exhibits thereto, the “Disclosure Document”) disclosing all material terms of the transactions contemplated by the Transaction Agreements and the Note Amendment Documents, attaching the form of this Agreement and the form of Warrant as exhibits thereto and disclosing any other material non-public information concerning the Company provided to the Investors prior to such time. From and after the filing of the Disclosure Document, no Investor shall be in possession of any material non-public information received from the Company or its representatives, and the Company shall not provide any Investor with material non-public information without such Investor’s prior written consent; provided that the foregoing shall not apply to information provided to an Investor or its representative in its capacity as a member of the Board of Directors, the Special Committee or any advisory committee of Holders established in connection with the Merger, which shall be subject to the confidentiality obligations applicable to such capacity. Except as required by applicable law, the rules of Nasdaq or the SEC (including in the Disclosure Document, the Registration Statement and any filing of the Transaction Agreements as exhibits), the Company shall not disclose the name of any Investor in any press release or public announcement without such Investor’s prior written consent (email being sufficient); provided that the identities of Investors that are directors or executive officers of the Company, or that beneficially own more than 5% of the Common Stock, may be disclosed to the extent required by applicable law.

5.3 Form D; Blue Sky. The Company shall take such action as is necessary to obtain an exemption for, or to qualify, the Securities for sale to the Investors under applicable state securities laws, and shall provide evidence of such actions promptly upon the request of any Investor.

5.4 Listing. The Company shall use commercially reasonable efforts to maintain the listing of the Common Stock on the Principal Market and shall, within the time required by Nasdaq Listing Rule 5250(e)(2), submit a Listing of Additional Shares notification to Nasdaq with respect to the Shares, the Warrant Shares and the shares of Common Stock issuable under the Replacement Notes (if issued).

5.5 Stockholder Approval. If any Shares or Warrant Shares are withheld by reason of the Exchange Cap, the Company shall consider, in the Company’s sole and exclusive discretion, callingand holding a meeting of its stockholders for the purpose of obtaining Stockholder Approval. The Company has no obligation to obtain Stockholder Approval.

5.6 Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, free of preemptive rights, a number of shares sufficient to permit the issuance of all Abeyance Shares, all Warrant Shares and all shares of Common Stock issuable under the Replacement Notes (if issued).

5.7 Integration. The Company shall not, and shall use commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy any security that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors or that would require stockholder approval under the rules of Nasdaq that has not been obtained.

5.8 Removal of Legends. Subject to receipt from the applicable Investor of customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent, the Company shall cause the Transfer Agent to remove the restrictive legend from any Registrable Securities, and to deliver such Registrable Securities to such Investor by crediting the account of such Investor’s prime broker with The Depository Trust Company through its Deposit/Withdrawal at Custodian system, within two (2) Trading Days after the request of such Investor, if (a) such Registrable Securities are registered for resale under an effective Registration Statement, (b) such Registrable Securities are sold or transferred pursuant to Rule 144 or (c) such Registrable Securities are eligible for resale under Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144. The Company shall bear the fees of the Transfer Agent and of its counsel (including the cost of any legal opinion required by the Transfer Agent) in connection with any such legend removal.

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5.9 Reporting Status; Rule 144. For so long as any Investor holds Securities, the Company shall timely file all reports required to be filed by it with the SEC under the Exchange Act, shall not terminate its status as an issuer required to file such reports (even if the Exchange Act would otherwise permit such termination) and shall take such further reasonable action as any Investor may reasonably request to enable such Investor to sell Securities under Rule 144.

5.10 Equal Treatment of Investors. The Company shall not enter into any agreement, side letter or arrangement with any Investor or any Affiliate thereof in connection with the transactions contemplated by this Agreement that provides such Investor or Affiliate with rights or economic terms more favorable in any material respect than those provided to the other Investors, unless such more favorable terms are offered to all Investors on the same basis. No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all Investors. This Section 5.10 constitutes a separate right granted to each Investor by the Company and shall not be construed as the Investors acting in concert or as a group.

5.11 Indemnification.

(a) The Company agrees to indemnify and hold harmless each Investor, its Affiliates and each Person who controls such Investor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and their respective directors, officers, trustees, members, managers, employees, investment advisers and agents (each, an “Indemnified Person”), from and against any and all losses, claims, damages, liabilities and expenses (including reasonable and documented attorneys’ fees and other out-of-pocket expenses reasonably incurred in investigating, preparing or defending any action, claim or proceeding, pending or threatened) to which such Indemnified Person may become subject as a result of (i) any breach of any representation, warranty, covenant or agreement made by the Company under the Transaction Agreements or (ii) any action, claim or proceeding brought against an Indemnified Person by any stockholder of the Company who is not an Affiliate of such Indemnified Person, whether directly or in a derivative capacity, with respect to the transactions contemplated by the Transaction Agreements (unless such action, claim or proceeding is based upon a breach of such Investor’s representations, warranties or covenants under the Transaction Agreements or such Investor’s violation of law).

(b) Any Indemnified Person seeking indemnification hereunder shall give prompt written notice to the Company of any claim with respect to which it seeks indemnification and shall permit the Company to assume the defense of such claim with counsel reasonably satisfactory to such Indemnified Person; provided that the Indemnified Person may employ separate counsel at the Company’s expense if (i) the Company has agreed in writing to pay such fees, (ii) the Company has failed to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Person or (iii) in the reasonable judgment of the Indemnified Person, based upon advice of its counsel, a conflict of interest exists between such Indemnified Person and the Company with respect to such claim. The failure of an Indemnified Person to give such notice shall not relieve the Company of its obligations hereunder except to the extent the Company is materially prejudiced thereby. The Company shall not, without the consent of the Indemnified Person (not to be unreasonably withheld, conditioned or delayed), consent to the entry of any judgment or enter into any settlement that does not include an unconditional release of the Indemnified Person from all liability in respect of such claim or that includes any admission of fault by or on behalf of the Indemnified Person. The indemnification provided in this Section 5.11 is in addition to the indemnification provided in Section 6.10.

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5.12 Tax Information. Each Investor shall furnish the Company with such information, representations and forms (including an IRS Form W-9 or applicable Form W-8) as the Company may reasonably request to assist the Company in complying with applicable tax law, including any withholding obligations.

6. Registration Rights.

6.1 Mandatory Registration. The Company shall use commercially reasonable efforts to prepare and file with the SEC a Registration Statement covering the resale of all Registrable Securities then outstanding or issuable (other than Registrable Securities that have ceased to be Registrable Securities) as promptly as reasonably practicable following the Registration Trigger Date, with a target of not later than sixty (60) calendar days thereafter (the “Filing Deadline”); provided that, if the Company is not then eligible or permitted to file a Registration Statement on either Form S-3 or Form S-1, the Filing Deadline shall be deferred until the earliest date on which the Company becomes eligible or permitted to file on either such form, and during such period the Company shall use commercially reasonable efforts to become so eligible or permitted. The Registration Statement shall be on Form S-3 if the Company is then eligible to use Form S-3 for the resale of the Registrable Securities and otherwise on Form S-1 (in which case the Company shall convert the Registration Statement to Form S-3 as soon as reasonably practicable after it becomes eligible to do so). The Registration Statement shall include the plan of distribution substantially in the form attached hereto as Exhibit C, subject to any comments of the SEC, and shall cover, to the extent permitted by Rule 416 under the Securities Act, such indeterminate number of additional shares of Common Stock as may become issuable with respect to the Registrable Securities as a result of stock splits, stock dividends or similar transactions. The Company may include in the Registration Statement the shares of Common Stock issuable upon conversion of the Notes and any other securities for which the Company has granted registration rights. If the SEC does not permit all Registrable Securities to be registered on a single Registration Statement, the Company shall file successive Registration Statements as promptly as permitted by the SEC until all Registrable Securities are covered. The Company shall furnish to the Investors a draft of the Registration Statement at least three (3) Business Days prior to its filing and shall consider in good faith any comments of the Investors and their counsel received prior to filing.

6.2 Effectiveness. The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as reasonably practicable after its filing and to keep the Registration Statement continuously effective pursuant to Rule 415 under the Securities Act, and available for the resale of all Registrable Securities covered thereby, until the date on which all securities covered thereby have ceased to be Registrable Securities (the “Effectiveness Period”); provided that, if, when the Company’s obligation to cause a Registration Statement to be declared effective arises, the Company is not eligible or permitted to file or cause a Registration Statement to be declared effective on either Form S-3 or Form S-1, the applicable obligation shall be deferred until the earliest date on which the Company becomes eligible or permitted to file and cause a Registration Statement to be declared effective on either such form, and during such period the Company shall use commercially reasonable efforts to become so eligible or permitted. The Company shall notify the Investors by email within one (1) Business Day after the Registration Statement is declared effective and, within two (2) Business Days after such date, shall deliver to each Investor a statement from the Transfer Agent showing the Registrable Securities held by such Investor that are covered by the Registration Statement, and shall thereafter remove legends in accordance with Section 5.8. The Investors acknowledge that the Filing Deadline is a filing target only, that the Company does not guarantee that the Registration Statement will be declared effective by any particular date and that no liquidated damages shall be payable by reason of any failure to file or obtain or maintain the effectiveness of the Registration Statement; provided that the foregoing shall not limit the right of the Investors to seek specific performance of the Company’s obligations under this Section 6.

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6.3 Additional Registration Statements. If the number of shares of Common Stock available under the Registration Statement at any time is insufficient to cover all of the Registrable Securities required to be covered thereby, the Company shall, as promptly as reasonably practicable (and in any event within thirty (30) days after the necessity therefor arises), amend the Registration Statement or file a new Registration Statement to cover such additional Registrable Securities, and this Section 6 shall apply to such amendment or new Registration Statement.

6.4 Allowable Delays. On no more than two (2) occasions in any twelve (12)-month period, for not more than thirty (30) consecutive days or a total of not more than sixty (60) days in any twelve (12)-month period, the Company may delay the filing or effectiveness of the Registration Statement or suspend the use of any Prospectus if the Board of Directors determines in good faith, upon advice of counsel, that such delay or suspension is necessary (a) to avoid premature disclosure of material non-public information concerning the Company that the Company has a bona fide business purpose for preserving as confidential or (b) to amend or supplement the Registration Statement or the Prospectus so that it does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (an “Allowed Delay”); provided that the Company shall promptly notify the Investors in writing of the commencement and termination of each Allowed Delay (without disclosing the content of any material non-public information) and shall use commercially reasonable efforts to terminate each Allowed Delay as promptly as practicable.

6.5 Rule 415; Cutback. If the SEC takes the position that the offering of some or all of the Registrable Securities in the Registration Statement is not eligible to be made on a delayed or continuous basis under Rule 415 under the Securities Act, or that any Investor must be named as an “underwriter,” the Company shall promptly notify the Investors and shall use commercially reasonable efforts to persuade the SEC that the offering is a valid secondary offering and that none of the Investors is an underwriter. If, despite such efforts, the SEC does not alter its position, the Company shall (a) remove from the Registration Statement such portion of the securities covered thereby, applied first to Shares, then to Warrant Shares, then to shares of Common Stock issuable under the Replacement Notes, and then to any shares of Common Stock issuable upon conversion of the Notes and any other securities included pursuant to Section 6.1, in each case pro rata among the holders thereof, and (b) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require; provided that the Company shall not name any Investor as an underwriter without its prior written consent (in which case the Company shall have no obligation to include such Investor’s Registrable Securities in the Registration Statement until such consent is given or the SEC no longer requires it). The Company shall file a new Registration Statement covering any Registrable Securities so removed as promptly as reasonably practicable after the SEC permits such securities to be registered.

6.6 Related Company Obligations. In connection with the Registration Statement, the Company shall: (a) prepare and file with the SEC such amendments, post-effective amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective during the Effectiveness Period and to comply with the Securities Act and the Exchange Act with respect to the disposition of the Registrable Securities covered thereby; (b) notify the Investors promptly (and in any event within two (2) Business Days) of (i) any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (ii) the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for that purpose and (iii) the happening of any event that makes any statement made in the Registration Statement or the Prospectus untrue in any material respect or that requires the making of any changes in the Registration Statement or the Prospectus so that it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (each of the events described in clauses (ii) and (iii), a “Suspension Event”), it being understood that the Company need not disclose to the Investors the substance of any Suspension Event; (c) use commercially reasonable efforts to prevent the issuance of any stop order and, if one is issued, to obtain its withdrawal as promptly as practicable; (d) furnish to each Investor, without charge, such number of copies of the Prospectus as such Investor may reasonably request (except to the extent available on EDGAR); (e) register or qualify the Registrable Securities under the securities or blue sky laws of such jurisdictions as any Investor reasonably requests, provided that the Company shall not be required to qualify to do business, subject itself to taxation or consent to general service of process in any jurisdiction where it is not otherwise so subject; (f) use commercially reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed on the Principal Market; (g) comply with Rule 172 under the Securities Act and file any final Prospectus with the SEC pursuant to Rule 424 under the Securities Act within the time required thereby; and (h) cooperate with the Investors to facilitate the timely delivery of Registrable Securities sold under the Registration Statement free of restrictive legends in accordance with Section 5.8.

20

6.7 Suspension of Sales. Each Investor agrees that, upon receipt of notice from the Company of an Allowed Delay or a Suspension Event, it will promptly discontinue disposition of Registrable Securities under the Registration Statement until it receives notice from the Company that such dispositions may be resumed, provided that the foregoing shall not limit the right of such Investor to sell Registrable Securities under Rule 144 or another exemption from registration or to settle any sale contracted for prior to its receipt of such notice.

6.8 Investor Information and Cooperation. Each Investor shall furnish to the Company a completed selling stockholder questionnaire in the form attached hereto as Exhibit D and such other information regarding such Investor, the Registrable Securities held by it and the intended method of disposition thereof as the Company may reasonably request in connection with the Registration Statement, and shall promptly notify the Company of any material change in such information. If an Investor fails to furnish such information within five (5) Business Days after the Company’s written request, the Company may file the Registration Statement without including such Investor’s Registrable Securities. The Company shall not file any Registration Statement or Prospectus containing information regarding an Investor to which such Investor reasonably objects in writing, unless such information is required by applicable law or the SEC.

6.9 Registration Expenses. All Registration Expenses shall be borne by the Company. All Selling Expenses shall be borne by the Investor incurring them.

6.10 Indemnification and Contribution.

(a) The Company shall indemnify and hold harmless each Investor, each Person who controls such Investor within the meaning of the Securities Act or the Exchange Act and their respective directors, officers, partners, members, managers, employees, agents and advisors, against all losses, claims, damages, liabilities, costs (including reasonable and documented attorneys’ fees) and expenses (collectively, “Claims”) arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or (ii) any violation by the Company of the Securities Act, the Exchange Act or any state securities law in connection with the Registration Statement, except in each case to the extent that such Claim arises out of or is based upon information furnished in writing to the Company by such Investor expressly for use therein, or the use by such Investor of an outdated or defective Prospectus after the Company has notified such Investor in writing that such Prospectus may not be used.

21

(b) Each Investor, severally and not jointly, shall indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement and each Person who controls the Company within the meaning of the Securities Act or the Exchange Act against all Claims arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or omission is contained in information furnished in writing by such Investor to the Company expressly for use therein. In no event shall the liability of any Investor under this Section 6.10(b) exceed the net proceeds received by such Investor from the sale of the Registrable Securities giving rise to such liability.

(c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a Claim, such indemnified party shall notify the indemnifying party in writing (provided that the failure to so notify shall not relieve the indemnifying party of its obligations except to the extent it is materially prejudiced thereby), and the indemnifying party shall be entitled to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided that the indemnified party may retain its own counsel at the expense of the indemnifying party if, in the reasonable judgment of the indemnified party, a conflict of interest exists between the indemnified party and the indemnifying party with respect to such Claim. No indemnifying party shall, without the consent of the indemnified party (not to be unreasonably withheld, conditioned or delayed), consent to the entry of any judgment or enter into any settlement that does not include an unconditional release of the indemnified party from all liability in respect of such Claim.

(d) If the indemnification provided for in this Section 6.10 is unavailable to or insufficient to hold harmless an indemnified party, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided that (i) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation and (ii) the contribution of any Investor shall be limited to the net proceeds received by such Investor from the sale of the Registrable Securities giving rise to such contribution obligation.

6.11 Assignment of Registration Rights. The rights of an Investor under this Section 6 may be assigned to a transferee of Registrable Securities that agrees in writing to be bound by this Section 6, provided that such transfer complies with applicable securities laws and the Transaction Agreements and that the Investor gives the Company prompt written notice of such assignment.

7. Conditions to Closing.

7.1 Conditions to the Obligations of the Investors. The several obligations of each Investor to purchase and pay for the Securities at the applicable Closing are subject to the satisfaction, or waiver in writing by such Investor, of the following conditions:

(a) the representations and warranties of the Company contained herein shall be true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) as of the date hereof and as of such Closing Date, as though made on and as of such date (except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case as of such earlier date);

22

(b) the Company shall have performed in all material respects all obligations required to be performed by it hereunder on or prior to such Closing Date;

(c) since the date hereof, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect;

(d) no statute, rule, regulation, order, injunction or decree shall have been enacted, entered or issued by any court or governmental authority that prohibits the consummation of the transactions contemplated by the Transaction Agreements, and no action or proceeding seeking such a prohibition shall be pending;

(e) the Common Stock shall be listed on the Principal Market and shall not have been suspended from trading thereon by the SEC or Nasdaq, and the Company shall have submitted a Listing of Additional Shares notification to Nasdaq with respect to the Shares and the Warrant Shares, and Nasdaq shall not have objected to the issuance thereof;

(f) the Note Amendment Documents shall have been executed and delivered by Holders holding all of outstanding principal amount of the Notes other than no greater than $1,000,000 of outstanding principal amount of the Notes, and the consents and waivers of the Holders set forth therein shall be in full force and effect;

(g) an authorized officer of the Company shall have delivered to the Investors a certificate, dated such Closing Date, certifying that the conditions specified in Section 7.1(a), Section 7.1(b) and Section 7.1(c) have been satisfied;

(h) the Secretary of the Company shall have delivered to the Investors a certificate, dated such Closing Date, certifying as to the Certificate of Incorporation, the Bylaws and the resolutions of the Board of Directors (or an authorized committee thereof) approving the Transaction Agreements, the issuance of the Securities and the exchange contemplated by Section 2.6; and

(i) the aggregate Purchase Amounts funded at the Closing shall equal at least the Minimum Amount.

7.2 Conditions to the Obligations of the Company. The obligation of the Company to issue and sell Securities to each Investor at the applicable Closing is subject to the satisfaction, or waiver in writing by the Company, of the following conditions:

(a) the representations and warranties of such Investor contained herein shall be true and correct in all material respects as of the date hereof and as of such Closing Date, and the consummation of such Closing shall constitute a reaffirmation by such Investor of its representations, warranties and covenants as of such Closing Date;

(b) such Investor shall have performed in all material respects all obligations required to be performed by it hereunder on or prior to such Closing Date;

23

(c) no statute, rule, regulation, order, injunction or decree shall have been enacted, entered or issued by any court or governmental authority that prohibits the consummation of the transactions contemplated by the Transaction Agreements;

(d) the Company shall have received such Investor’s Purchase Amount by wire transfer of immediately available funds; and

(e) the aggregate Purchase Amounts funded at the Closing shall equal at least the Minimum Amount.

8. Termination.

8.1 Termination. This Agreement may be terminated, as to any Closing that has not yet occurred, (a) by the mutual written consent of the Company and a Majority in Interest of the Investors; (b) by the Company, if the Closing has not occurred on or before the later of (i) the tenth (10th) Business Day following the date hereof and (ii) the fifth (5th) Business Day following the date on which the Closing was scheduled to occur under Section 2.2, including by reason of the failure of the Investors to fund the Minimum Amount; (c) by the Company, if any of the conditions set forth in Section 7.2 has become incapable of fulfillment with respect to any Investor and has not been waived by the Company, as to such Investor only; (d) by an Investor, solely as to itself, if any of the conditions set forth in Section 7.1 has become incapable of fulfillment and has not been waived by such Investor; or (e) by the Company, if the Board of Directors or the Special Committee determines in good faith, after consultation with counsel, that proceeding with the transactions contemplated by this Agreement would be inconsistent with its fiduciary duties; provided that a party shall not be entitled to terminate this Agreement under clause (c) or (d) if such party’s breach of this Agreement has been the principal cause of the failure of the applicable condition.

8.2 Effect of Termination. Upon termination of this Agreement in accordance with Section 8.1, this Agreement shall become void and of no further force and effect as to the terminated Closing, without liability of any party, except that (a) no termination shall relieve any party from liability for any willful breach of this Agreement prior to termination, (b) Section 2.2 shall apply to any funds paid by an Investor in respect of the terminated Closing and (c) this Agreement shall remain in full force and effect with respect to any Closing that has occurred.

9. Miscellaneous.

9.1 Public Statements. Except as set forth in Section 5.2 and except for filings required under Section 13 or Section 16 of the Exchange Act, neither the Company nor any Investor shall make any public announcement with respect to the existence or terms of this Agreement without the prior consent of the Company (in the case of an announcement by an Investor) or of the Investor named therein (in the case of an announcement by the Company that names such Investor), in each case not to be unreasonably withheld, other than announcements required by applicable law, the rules of Nasdaq or the SEC, in which case the disclosing party shall, to the extent reasonably practicable, allow the other party reasonable time to comment thereon in advance.

9.2 Interpretation. The words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “include,” “includes” and “including” shall be deemed to be followed by “without limitation.” The headings in this Agreement are for convenience of reference only and shall not affect its interpretation. Section and Exhibit references are to this Agreement unless otherwise specified. References to agreements or statutes are to such agreements or statutes as amended or supplemented from time to time. All share numbers and per-share prices in this Agreement give effect to the Reverse Split and are subject to proportionate adjustment for any stock split, stock dividend, combination or similar event occurring after the date hereof.

24

9.3 Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given (a) when delivered personally, (b) when sent by email, if sent during normal business hours of the recipient on a Business Day and otherwise on the next Business Day, provided that no bounce-back or undeliverable notice is received, (c) three (3) Business Days after mailing by certified or registered mail, return receipt requested and postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, in each case addressed (i) if to the Company, to NexGel, Inc., 2150 Cabot Boulevard West, Suite B, Langhorne, Pennsylvania 19047, Attention: Brian J. Kieser, Interim Chief Executive Officer, Email: [●], with a copy (which shall not constitute notice) to Honigman LLP, 660 Woodward Avenue, Suite 2290, Detroit, Michigan 48226, Attention: Adam Snukal, Michael Rosenberg and N. Danny Shulman, Email: mrosenberg@honigman.com and nshulman@honigman.com; and (ii) if to an Investor, to its address or email address set forth on Exhibit A or on its signature page hereto, or in each case to such other address as a party may designate by notice given in accordance with this Section 9.3.

9.4 Consent to Electronic Notice. Each Investor consents to the delivery of any stockholder notice pursuant to Section 232 of the DGCL at the email address set forth on Exhibit A or its signature page hereto, as updated from time to time by notice to the Company. To the extent any such notice is returned as undeliverable, the foregoing consent shall be deemed revoked until a new or corrected email address has been provided.

9.5 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its conflict of laws principles. Each party irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, if such court lacks subject matter jurisdiction, any other state or federal court located in the State of Delaware) for the adjudication of any dispute arising out of or relating to this Agreement or the transactions contemplated hereby, waives any objection to the laying of venue in such courts and agrees not to assert that any such court is an inconvenient forum, and consents to service of process by mail or courier at its address for notices under Section 9.3. EACH PARTY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

9.6 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with its terms and that the parties shall be entitled to specific performance of the terms hereof and injunctive relief, in addition to any other remedy to which they are entitled at law or in equity, without the necessity of posting a bond.

9.7 Expenses. Each party shall bear its own fees and expenses, including the fees and expenses of its attorneys, accountants and advisors, incurred in connection with the Transaction Agreements and the transactions contemplated thereby; provided that the Company shall pay all Transfer Agent fees, stamp taxes and other similar taxes and duties (other than income taxes) levied in connection with the issuance and delivery of the Securities.

9.8 Assignment. No party may assign its rights or obligations under this Agreement without the prior written consent of the Company (in the case of an Investor) or a Majority in Interest of the Investors (in the case of the Company), except that an Investor may assign its rights under this Agreement, without the consent of the Company, to an Affiliate or to a permitted transferee of its Securities that agrees in writing to be bound by this Agreement as an Investor and makes the representations and warranties set forth in Section 4. No assignment shall relieve the assigning party of its obligations hereunder.

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9.9 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any jurisdiction, such provision shall be replaced with a valid and enforceable provision that accomplishes, to the extent possible, the original business purpose of such provision, and the remainder of this Agreement shall remain in full force and effect.

9.10 Third-Party Beneficiaries. Except as expressly provided in Section 5.11 and Section 6.10, nothing in this Agreement, express or implied, is intended to confer upon any Person other than the parties and their respective successors and permitted assigns any rights or remedies under or by reason of this Agreement.

9.11 Independent Nature of Investors’ Obligations. The obligations of each Investor under the Transaction Agreements are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor. Nothing contained in the Transaction Agreements, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or a “group” within the meaning of Section 13(d)(3) of the Exchange Act, and the Company acknowledges that the Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each Investor shall be entitled to independently protect and enforce its rights under the Transaction Agreements, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor acknowledges that it has been represented by its own counsel (or has had the opportunity to be so represented) and that counsel to the Company has not rendered legal advice to such Investor. The Company has elected to provide all Investors with the same Transaction Agreements for the convenience of the Company and not because it was required or requested to do so by any Investor.

9.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Counterparts may be delivered by facsimile, email (including .pdf) or any electronic signature complying with the Electronic Signatures in Global and National Commerce Act (15 U.S.C. § 7001 et seq.), and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.13 Entire Agreement; Amendments and Waivers. This Agreement and the other Transaction Agreements (including the Exhibits hereto and thereto) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, written or oral, with respect thereto. Without limiting the foregoing, as between the Company and each Investor, this Agreement supersedes the Binding Recapitalization Support and Election Term Sheet only to the extent necessary to give effect to the financing transactions contemplated by this Agreement; nothing in this Agreement amends, waives, supersedes or otherwise affects the Notes, the Note Amendment Documents or any rights or obligations thereunder, except as expressly provided in the Note Amendment Documents. No provision of this Agreement may be amended or waived except in a writing signed by the Company and a Majority in Interest of the Investors; provided that (a) any amendment or waiver that disproportionately and adversely affects the rights or obligations of any Investor relative to the other Investors shall require the written consent of such Investor, (b) any amendment to Section 2.1, Section 2.5, Section 2.6, Section 6 or this Section 9.13 shall require the written consent of each Investor, and (c) the Company may waive any condition or obligation in favor of the Company, and any Investor may waive any condition or obligation in favor of such Investor, as to itself, No waiver of any provision of this Agreement shall be deemed a waiver of any other provision or a continuing waiver.

9.14 Survival. The representations, warranties, covenants and agreements of the parties contained in this Agreement shall survive the Closing and the delivery of the Securities. Each Investor shall be responsible only for its own representations, warranties, covenants and agreements hereunder.

9.15 Mutual Drafting. This Agreement is the joint product of the Company and the Investors, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and shall not be construed for or against any party.

[Remainder of page intentionally left blank; signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement as of the date first written above.

COMPANY:

NEXGEL, INC.

By:
Name:	Brian J. Kieser
Title:	Interim Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement as of the date first written above.

INVESTOR:

[NAME OF INVESTOR]

By:
Name:
Title:

Purchase Amount: $______________

Basic Pro Rata Right: $______________

Oversubscription Request: $______________

Number of Shares: ______________

Number of Warrant Shares: ______________

Beneficial Ownership Limitation (Section 2.5): ☐ 4.99% ☐ 9.99%

Address for notices: ________________________________________________

Email: ______________________________

Tax identification number: ______________________________

Holder of Notes: ☐ Yes (principal amount: $______________) ☐ No

[Signature Page to Securities Purchase Agreement]

EXHIBIT A

SCHEDULE OF INVESTORS

Investor Name and Address	Purchase Amount	Number of Shares	Number of Warrant Shares	Basic Pro Rata Right	Oversubscription Request	Shares Withheld Under Exchange Cap (if any)
Sequence LifeSciences, Inc.				$1,847,497.48
Helena Partners				$923,748.74
Asymmetry Point Capital				$671,817.27
Brian Kieser				$335,908.63
District 2 Capital				$167,954.32
Bigger Capital				$167,954.32
Auctus Fund				$167,954.32
Patrick Hannigan				$100,772.59
Dr. Robert Gottlieb				$100,772.59
Nachum Stein				$83,977.16
Richard Myers				$67,181.73
Herbst Capital				$67,181.73
George Marema				$50,386.29
Prizm Investments				$50,386.29
Brenden Schneck				$33,590.86
Gary Blum				$33,590.86
Neil Chesen				$25,193.15
Adam Levy				$20,154.52
Scott Henry				$16,795.43
Dr Chris Mancuso				$16,795.43
Dr Arvin Ahuja				$16,795.43
Steve Ciardiello				$8,397.72
Ian Blackman				$8,397.72
Adam Drapczuk				$8,397.72
Steve Glassman				$8,397.72
Total

Share numbers give effect to the Reverse Split.

A-1

EXHIBIT B

FORM OF WARRANT

[Attached separately.]

B-1

EXHIBIT C

PLAN OF DISTRIBUTION

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors in interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	short sales and settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

●	distributions to members, partners, stockholders or other equityholders of the selling stockholders;

●	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

●	a combination of any such methods of sale; and

●	any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”), amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling stockholders for purposes of this prospectus.

C-1

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule, or another available exemption from the registration requirements under the Securities Act.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agent, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934, as amended, may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to use commercially reasonable efforts to cause the registration statement of which this prospectus constitutes a part to become effective and to remain continuously effective until the date on which the shares covered by this prospectus no longer constitute “Registrable Securities” as such term is defined in the securities purchase agreement pursuant to which the shares were issued.

C-2

Exhibit D

Selling Stockholder Questionnaire

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate. Capitalized terms used but not defined herein have the meanings given to them in the Securities Purchase Agreement, dated as of November [●], 2026, by and among NexGel, Inc. (the “Company”) and the investors party thereto.

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Investor:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Investor:

Telephone:

E-Mail:

Contact Person:

3.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐	No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐	No ☐

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Note: If “no” to Section 3(b), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐	No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐	No ☐

Note: If “no” to Section 3(d), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Investor.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Securities Purchase Agreement.

(a)	Type and Amount of other securities beneficially owned by the Investor:

5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

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IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Investor:
By:
Name:
Title:

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED QUESTIONNAIRE TO: ADAM SNUKAL, MICHAEL ROSENBERG AND N. DANNY SHULMAN OF HONIGMAN LLP AT ASNUKAL@HONIGMAN.COM, MROSENBERG@HONIGMAN.COM AND NSHULMAN@HONIGMAN.COM.

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Exhibit E

FORM OF REPLACEMENT NOTE

[Attached separately.]

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